T. Rowe Price Equity Income Fund, Inc.

T. Rowe Price Equity Income Fund—Advisor Class

Supplement to prospectus dated May 1, 2003

Effective January 1, 2004, footnote (a) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

aEffective January 1, 2004, T. Rowe Price contractually obligated itself to bear any expenses and/or waive its fees through April 30, 2006, that would cause the class`s ratio of expenses to average net assets to exceed 1.00%. Expenses paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class`s expense ratio is below 1.00%; however, no reimbursement will be made after April 30, 2008, or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class.

The date of this supplement is January 1, 2004

E271-041 1/1/04